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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                             February 25, 1999
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
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COLLECTIONS:                                                                                         For Month of:
                                                                                                     January , 1999
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Principal Collections: Total Pool                                                                    $427,429,694.82

Interest Collections
         Regular Pool                                                                                  $3,486,161.37
         Concentration Pool                                                                              $462,410.36
              ==============================                                                         ===============
              Interest Collections: Total Pool                                                         $3,948,571.73

Investment Proceeds
         Regular Pool                                                                                    $145,733.09
         Concentration Pool                                                                                $2,589.60
              ==============================                                                         ===============
               Total Investment Proceeds:  Total Pool                                                    $148,322.69

Series 1996-1: Yield Supplement Deposit Amount                                                                 $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                                    Calculated as of
              month using recalculated prior month ending balances.)                                 December 31, 1998
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Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                    65.55%
              Series 1996-1                                                                                     0.00%
              Series 1996-2                                                                                    34.45%
         Concentration Pool
              Series 1995-1                                                                                   100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                    60.01%
              Series 1996-1                                                                                     0.00%
              Series 1996-2                                                                                    32.04%
         Concentration Pool
              Series 1995-1                                                                                     0.00%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                    na
              Series 1996-1                                                                                    na
              Series 1996-2                                                                                    na
         Concentration Pool
              Series 1995-1                                                                                    na

Excess Transferor Percentage
         Regular Pool                                                                                           2.00%
         Concentration Pool                                                                                   100.00%
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PRINCIPAL AND FUNDED AMOUNTS:                                                                        As of last day of:
                                                                                                     January , 1999
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Series 1994-1 Initial Principal Amount: Class A                                                      $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                                       $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                                    $1,717,239.12
Series 1994-1 Principal Distributed to Investors                                                               $0.00
Series 1994-1 Principal Funding Account Balance                                                                $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                                $0.00
Series 1994-1 Invested Amount                                                                        $331,282,760.88
Series 1994-1 outstanding Principal Balance                                                          $333,000,000.00

Series 1995-1 Initial Principal Amount                                                                         $0.00
Series 1995-1 Excess Funding Account Balance Available to Investors                                            $0.00
Series 1995-1 Principal Distributed to Investors                                                               $0.00
Series 1995-1 Principal Funding Account Balance                                                                $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                                $0.00
Series 1995-1 Invested Amount                                                                                  $0.00
Series 1995-1 outstanding Principal Balance                                                                    $0.00

Series 1996-1 Initial Funded Amount                                                                   $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                                    $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                                $50,000,000.00
Series 1996-1 Funded Amount                                                                                    $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                            $0.00
Series 1996-1 Principal Distributed to Investors                                                               $0.00
Series 1996-1 Principal Funding Account Balance                                                                $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                                $0.00
Series 1996-1 Invested Amount                                                                                  $0.00
Series 1996-1 outstanding Principal Balance                                                                    $0.00

Series 1996-2 Initial Principal Amount: Class A                                                      $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                        $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                                            $0.00
Series 1996-2 Principal Distributed to Investors                                                               $0.00
Series 1996-2 Principal Funding Account Balance                                                                $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                                $0.00
Series 1996-2 Invested Amount                                                                        $175,000,000.00
Series 1996-2 outstanding Principal Balance                                                          $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                                     As of:
                                                                                                     January 31, 1999
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Series 1994-1: Class A                                                                                          1.00000000
Series 1994-1: Class B                                                                                          1.00000000
Series 1996-2: Class A                                                                                          1.00000000
Series 1996-2: Class B                                                                                          1.00000000
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POOL BALANCE:                                                                                        For Month of:
                                                                                                     January , 1999
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Pool Balance, beginning of month
         Regular Pool                                                                                $522,677,949.39
         Concentration Pool                                                                           $66,920,868.07
              ==============================                                                         ===============
              Total Pool                                                                             $589,598,817.46

Pool Balance, end of month
         Regular Pool                                                                                $551,761,869.12
         Concentration Pool                                                                           $57,963,560.63
              ==============================                                                         ===============
              Total Pool                                                                             $609,725,429.75

Pool Balance, average
         Regular Pool                                                                                $522,431,540.46
         Concentration Pool                                                                           $59,762,882.95
              ==============================                                                         ===============
              Total Pool                                                                             $582,194,423.41
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REGULAR POOL DISTRIBUTIONS                                                                           As of:
                                                                                                     February 25, 1999
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Principal Distributions to Investors
              Series 1994-1: Class A                                                                           $0.00
              Series 1994-1: Class B                                                                           $0.00
              Series 1996-1                                                                                    $0.00
              Series 1996-2: Class A                                                                           $0.00
              Series 1996-2: Class B                                                                           $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                                   $1,402,992.60
              Series 1994-1: Class B                                                                      $73,155.73
              Series 1996-1                                                                                    $0.00
              Series 1996-2: Class A                                                                     $732,674.73
              Series 1996-2: Class B                                                                      $33,645.91

Regular Pool Transferors Interest                                                                         $69,723.23

Interest Shortfall
              Series 1994-1: Class A                                                                           $0.00
              Series 1994-1: Class B                                                                           $0.00
              Series 1996-1                                                                                    $0.00
              Series 1996-2: Class A                                                                           $0.00
              Series 1996-2: Class B                                                                           $0.00

Servicing Fee
              Series 1994-1                                                                              $261,313.91
              Series 1996-1                                                                                    $0.00
              Series 1996-2                                                                              $139,555.94

Reserve Fund Deposit Amount
              Series 1994-1                                                                                    $0.00
              Series 1996-1                                                                                    $0.00
              Series 1996-2                                                                                    $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                                   As of:
                                                                                                     February 25, 1999
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Investor Default Amount
              Series 1994-1                                                                                    $0.00
              Series 1996-1                                                                                    $0.00
              Series 1996-2                                                                                    $0.00

Carry Over Amount
              Series 1994-1                                                                                    $0.00
              Series 1996-1                                                                                    $0.00
              Series 1996-2                                                                                    $0.00

Amount Distributed not including Excess Distribution to Transferor                                     $2,713,062.05

Unreimbursed Charge-off Amounts                                                                                $0.00

Non-use Fee (Series 1996-1)                                                                                $4,305.56
Increased Cost Amounts (Series 1996-1)                                                                         $0.00

Previously waived servicing fee
              Series 1994-1                                                                                    $0.00
              Series 1996-1                                                                                    $0.00
              Series 1996-2                                                                                    $0.00

Excess Distributed to Transferor                                                                         $914,526.85

Total Distributed                                                                                      $3,631,894.46

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                            $4.42584417
              Series 1994-1 Class B                                                                            $4.57223306
              Series 1996-1                                                                                    $0.00000000
              Series 1996-2 Class A                                                                            $4.37417750
              Series 1996-2 Class B                                                                            $4.48612194
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RESERVE FUNDS                                                                                        As of:
                                                                                                     February 25, 1999
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Series 1994-1
              Balance                                                                                  $1,665,000.00
              Deficiency Amount                                                                                $0.00

Series 1995-1
              Balance                                                                                          $0.00
              Deficiency Amount                                                                                $0.00

Series 1996-1
              Balance                                                                                    $250,000.00
              Deficiency Amount                                                                                $0.00

Series 1996-2
              Balance                                                                                    $875,000.00
              Deficiency Amount                                                                                $0.00
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CHARGE OFFS                                                                                          As of:
                                                                                                     January 31, 1999
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Defaulted Receivables                                                                                          $0.00
Investor Default Amount                                                                                        $0.00
Deficiency Amount                                                                                              $0.00
Draw Amount                                                                                                    $0.00
Investor Charge-Off's                                                                                          $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                             As of:
                                                                                                     January 31, 1999
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Required Subordinated Amount
              Series 1994-1                                                                           $23,169,932.75
              Series 1996-1                                                                                    $0.00
              Series 1996-2                                                                            $9,195,318.38

Available Subordinated Amount
              Series 1994-1                                                                           $23,169,932.75
              Series 1996-1                                                                                    $0.00
              Series 1996-2                                                                            $9,195,318.38
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EXCESS RECEIVABLES                                                                                   As of:
              To be used in the following month's computations.                                      January 31, 1999
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                                          $109,009,414.46
              Finance Hold Receivables                                                                 $5,513,007.61
              Auction Advantage Program                                                                        $0.00
              Delayed Payment Program                                                                    $198,350.00
              Payment Agreements                                                                          $98,888.04

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                                          $213,403,900.41
              Finance Hold Receivables                                                                         $0.00
              Auction Advantage Program                                                               $30,486,271.49
              Delayed Payment Program                                                                 $12,194,508.60
              Payment Agreements                                                                         $500,000.00

Total unallocated Excess Receivables                                                                   $5,513,007.61

Allocated Excess Receivables
              Series 1994-1                                                                            $3,633,778.35
              Series 1995-1                                                                                    $0.00
              Series 1996-1                                                                                    $0.00
              Series 1996-2                                                                            $1,879,229.26
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DELINQUENCIES                                                                                        As of:
                                                                                                     January 31, 1999
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30 Day Delinquencies in excess of $1,000                                                                       $0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                                      As of:
                                                                                                     January 31, 1999
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Series 1994-1
              Outstanding Principal Balance                                                          $333,000,000.00
              Regular Pool Balance                                                                   $551,761,869.12
              Subordination Percentage                                                                          5.50%
              Non Transferor's Percentage                                                                      98.00%
              Series Allocation Percentage                                                                     65.55118110%
              Excess Funding Amount                                                                    $1,717,239.11

Series 1995-1
              Outstanding Principal Balance                                                                    $0.00
              Concentration Pool Balance                                                              $57,963,560.63
              Subordination Percentage                                                                          9.25%
              Non Transferor's Percentage                                                                      98.00%
              Series Allocation Percentage                                                                    100.000000%
              Excess Funding Amount                                                                            $0.00

Series 1996-1
              outstanding Principal Balance                                                                    $0.00
              Regular Pool Balance                                                                   $551,761,869.12
              Subordination Percentage                                                                         10.00%
              Non Transferor's Percentage                                                                      98.00%
              Series Allocation Percentage                                                                      0.00000000%
              Excess Funding Amount                                                                            $0.00

Series 1996-2
              outstanding Principal Balance                                                          $175,000,000.00
              Regular Pool Balance                                                                   $551,761,869.12
              Subordination Percentage                                                                          4.00%
              Non Transferor's Percentage                                                                      98.00%
              Series Allocation Percentage                                                                     34.44881890%
              Excess Funding Amount                                                                            $0.00
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ASSET COMPOSITION EVENTS:                                                                            For Month of:
                                                                                                     January 25, 1999
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Total Pool: 2 month test (actual lowest mth less than test)                                                     0.31%
              Test Value                                                                                       50.00%
              Event                                                                                          none

Total Pool: 12 month test                                                                                       0.20%
              Test Value                                                                                       25.00%
              Event                                                                                          none

Series 1995-1: 2 month test                                                                                   n/a
              Test Value                                                                                      n/a
              Event                                                                                           n/a

Series 1995-1: 12 month test                                                                                  n/a
              Test Value                                                                                      n/a
              Event                                                                                           n/a
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SERIES 1995-1 SUBORDINATION:                                                                         For Month of:
                                                                                                     January , 1999
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                                0.00
              Class IV Receivables                                                                              0.00
              Unreviewed Receivables                                                                            0.00
              Rejected Receivables                                                                              0.00

ISA Percentage
               Excess Receivables                                                                             100%
               Class IV Receivables                                                                            25%
               Unreviewed Receivables                                                                          25%
               Rejected Receivables                                                                           100%

Incremental Subordinated Amount: Total                                                                          0.00

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                                  0.00
              + Incremental Subordinated Amount                                                                 0.00
                                                                                                                0.00

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                                       0.00
               - Required Draw Amount (previous DD)                                                             0.00
               - Reserve Fund w/d (on previous DD)                                                              0.00
               + portion of Excess Interest to Transferor (previous DD)                                   472,755.13
               - Incremental Subordination Amount (previous DD)                                                 0.00
               + Incremental Subordination Amount (current DD)                                                  0.00
               - Subord % of change in EFA (since previous DD)                                                  0.00
              Ending ASA:                                                                                       0.00

(4) Reserve Fund Balance                                                                                        0.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                             For Month of:
                                                                                                     January , 1999
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(1) Available Subordinated Amount (ASA)                                                                       n/a
               Required Subordinated Amount (RSA)                                                             n/a
               Test Event: ASA less than  RSA                                                                 n/a

(2) Servicer Default                                                                                         None

(3) Principal not Repaid by Expected Final Pmt Date                                                          None
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SERIES 1995-1 MEGADEALERSHIPS                                                                        For Month of:
                                                                                                     January , 1999
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Dealership Groups in excess of 30% of Receivables: group 58                                           $21,740,579.75
Test Value                                                                                             17,389,068.19
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CONCENTRATION POOL DISTRIBUTIONS                                                                     As of
                                                                                                     February 25, 1999
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Excess Transferor's Percentage x Interest Collections                                                     462,410.36
Monthly Interest to Investors                                                                                   0.00
Interest Shortfall                                                                                              0.00
Monthly Servicing Fee (1%)                                                                                      0.00
Reserve Fund Deposit Amount                                                                                     0.00
Investor Default Amount                                                                                         0.00
Carry-Over Amount                                                                                               0.00
Amount Distributed                                                                                              0.00
Unreimbursed  Charge-off Amounts                                                                                0.00
Previously waived Servicing Fee                                                                                 0.00
Excess Interest Distributed to Transferor                                                                   2,589.60
              Total Distributed                                                                           464,999.96

Total Distributed to WOFCO                                                                                464,999.96

Charge-offs:
              Defaulted Receivables                                                                             0.00
              Investor Default Amount                                                                           0.00
              Deficiency Amount                                                                                 0.00
              Draw Amount                                                                                       0.00
              Investor Charge-Offs                                                                              0.00
